Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
of
Sauer-Danfoss Inc.

Pursuant to the Offer to Purchase dated March 10, 2010
by
Danfoss Acquisition, Inc.
a wholly owned subsidiary of
Danfoss A/S

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, APRIL 7, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections
	Certificate No(s)	Number of Shares

TOTAL SHARES F

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS  COMPLETED.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBER SET FORTH BELOW.

You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the substitute W-9 set forth below, if required.

The Offer (as defined below) is not being made to, nor will tenders be accepted from or on behalf of, holders of Shares (as defined below) in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at the Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

Holders of outstanding Shares, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below) or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.  See Instruction 2.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution____________________________________________

Account Number______________________________________________________

Transaction Code Number_______________________________________________

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery_______________________________, 2010

Name of Institution which Guaranteed Delivery____________________________________________________

If delivery is by book-entry transfer:

Name of Tendering Institution__________________________________________________________________

Account Number____________________________________________________________________________

Transaction Code Number_____________________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to Danfoss Acquisition, Inc., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Danfoss A/S, a corporation organized under the laws of Denmark (“Parent”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), of Sauer-Danfoss Inc., a Delaware corporation (the “Company”), pursuant to the Purchaser’s offer to purchase all outstanding Shares not owned by Parent and its subsidiaries for $13.25 per Share, net to the seller in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 10, 2010, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”). The Offer expires at 5:00 p.m., New York City time, on Wednesday, April 7, 2010, unless extended by the Purchaser as described in the Offer to Purchase (as extended, the “Expiration Date”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 10, 2010) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Anders Stahlschmidt and Niels B. Christiansen in their respective capacities as officers of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 10, 2010), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 18, 2010) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.  Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility).  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.  The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions” or otherwise, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6, 7 and 8)
To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue ☐   Check ☐   Certificate(s) to:

Name:___________________________________________________________________________________________
(Please Print)

Address:_________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________
 (Zip Code)

_________________________________________________________________________________________________
Taxpayer Identification Number

 ☐   Credit Shares tendered by book-entry transfer to the account number at the Book-Entry Transfer Facility set forth below:

Name of Institution_______________________________________________________________________________

Account Number ________________________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail  ☐   Check ☐   Certificate(s) to:
Name:______________________________________________________________________________________________
                                                                                            (Please Print)

Address: ___________________________________________________________________________________________

___________________________________________________________________________________________________

_________________________________________________________________________________________________
 (Zip Code)

SIGN HERE
(Please complete Substitute Form W-9 below)

____________________________________________________________________________________________________

____________________________________________________________________________________________________
Signature(s) of Stockholder(s)

Dated___________________, 2010

Name(s) ______________________________________________________________________________________________

_____________________________________________________________________________________________________
(Please Print)

Capacity (full title)________________________________________________________________________________________

Address _______________________________________________________________________________________________

______________________________________________________________________________________________________
(Zip Code)

Area Code and Telephone Number ____________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)

Name of Firm _____________________________________________________________________________________________

Address_________________________________________________________________________________________________

________________________________________________________________________________________________________
(Zip Code)

Authorized Signature________________________________________________________________________________________

Name:____________________________________________________________________________________________________
(Please Print)

Area Code and Telephone Number______________________________________________________________________________

Dated___________________, 2010

PAYER’S NAME:
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number	Part I Taxpayer Identification No. — For All Accounts
Enter your taxpayer identification number in the appropriate box.  For most individuals and sole proprietors, this is your social security number.  For other entities, it is your employer identification number.  If awaiting a TIN, write “Applied For” in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below.  If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines

Note:  If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.
____________________ Social Security Number OR ____________________ Employer Identification Number
Check appropriate box:   ☐ Individual/Sole Proprietor    ☐ Corporation  ☐ Partnership
  ☐ Limited liability company:  Enter tax classification (D = disregarded entity, C = corporation, P = partnership) ► _______________
  ☐ Other (specify)
☐ Exempt Payee
Part II Certification — Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)  I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE__________________ DATE______________________ , 2010

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a taxpayer identification number to the Payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature____________________________   Date _________________, 2010

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution.  See Instruction 5.

2. Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.  Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, with any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

Stockholders whose certificates for Shares are not immediately available or stockholders who cannot deliver their certificates and all other required documents to the Depositary or who cannot comply with the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

Under the guaranteed delivery procedure:

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

(iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry delivery, an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholders and delivery will be deemed made only when actually received by the Depositary.  If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date.  In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased.  By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate duly executed schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.”  In such case, if Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration of the Offer.  All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s).  Signatures(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares.  Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer.  If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions.  If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Substitute Form W-9.  Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain stockholders pursuant to the Offer.  In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above.  In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual.  If the stockholder or payee does not provide the Depositary with its correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit to the Depositary the appropriate properly completed Internal Revenue Service form (generally Form W-8BEN, which the Depositary will provide upon request), signed under penalties of perjury, attesting to that individual’s exempt status.  Such form can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html).  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.  Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer.  Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Mutilated, Lost, Stolen or Destroyed Certificates.  If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should contact the Company’s transfer agent, Wells Fargo Shareowner Services, immediately by calling (651) 450-4027.  The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate.  This Letter of Transmittal and related documents cannot be processed until the proper stock certificate(s) has been delivered with the Letter of Transmittal to the Depository and all provisions with respect to replacing lost, mutilated, destroyed or stolen certificates have been followed.

10. Questions or Requests for Assistance or Additional Copies.  Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained (at the Purchaser’s expense) from the Information Agent at its address or telephone number set forth below.

11. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Purchaser in its sole discretion, whose determination shall be final and binding, subject to applicable law. The Purchaser reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Purchaser, be unlawful. The Purchaser also reserves the absolute right to waive any defect in any tender with respect to any particular Shares or any particular stockholder, and the Purchaser’s interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. None of the Purchaser, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

12. Waiver of Conditions.  Subject to any applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer (other than the Majority of the Minority Condition, as defined in the Offer to Purchase, which is not waivable) in the case of any Shares tendered.

IMPORTANT:  This Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address other than as set forth on the first page of this Letter of Transmittal will not constitute a valid delivery to the Depositary.

Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at:

1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071

Bank and Brokers Call: (201) 806-7300
All others call (877) 896-3190 Toll-Free

You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.